THIRD AMENDED AND RESTATED
                            PROMISSORY NOTE (SECURED)

                                                    Loan Amount: $2,000,000.00
Maturity Date: April 9, 2009                         Date as of: April 9, 2008

      For value received, the undersigned, ENSURAPET, INC. (f/k/a VSURANCE, INC.), a Nevada corporation, promises to pay to the order of SAMIR FINANCIAL, L.L.C., an Illinois limited liability company ("Lender") located at 20682 North Plumwood Drive, Kildeer, Illinois 60047, the principal sum of Two Million Dollars ($2,000,000.00), and 3 million restricted shares, which shall be subject to a 1 year lock up agreement.

      The entire unpaid balance of principal, and any accrued interest, fees and charges allowed by this Note and due, shall be due and payable on April 9, 2009 ("Maturity Date"). If any payment becomes due and payable on a Saturday, Sunday or any other day on which a national bank located in Chicago, Illinois, is closed for business the due date shall be extended to the next business day.

Restricted stock: On signing the agreement the company will issue Samir 3,000,000 restricted common shares of Ensurapet as follows.

      1.  The 3,000,000 will contain a restricted legend for one year.
      2.  Samir will execute a one-year lock agreement on the 3,000,000
         shares, which will be   filed with the transfer agent.
      3. From the date of this agreement until April 9, 2010 the Company, in the event of a subsequent reverse will issue Samir additional shares calculated to proportionally adjust Samir's stock position back to 3,000,000 restricted shares.


      This Note shall be due and payable as follows:

      1. One payment of One Million Dollars, which shall be payable on or before the date of closing of any financial loan or transaction entered into hereafter between ENSURAPET, INC. and October Fund, Cohiba Partners, or any other third party, but in no event later than NINETY days (90) after the signing of this Note;

      2. Four installment payments, each of Two Hundred Fifty Thousand Dollars ($250,000.00), which are payable as follows: (a) the first payment shall be due and payable on July 1, 2009; (b) the second payment shall be due and payable on October 1, 2009; (c) the third payment shall be due and payable on January 1, 2009; and, (d) the final and fourth payment shall be due and payable on the date of maturity of this Note.


      The balance due on this Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

      This Note constitutes a renewal and restatement of, and a replacement and substitute for, and in part evidences indebtedness previously evidenced by a certain Promissory Note dated December 15, 2005, an Amended And Restated
Promissory Note dated June 13, 2007, and a Second Amended And Restated Promissory Note dated March 19, 2008, of the undersigned payable to the order of the Leader in the principal amounts of $4,000,000.00 and $5,000,000.00 (the "Prior Notes").


      After the date of any Default (defined below) or maturity, whether by acceleration or otherwise, interest on the principal balance remaining from time to time unpaid shall be at the rate of five percent (5.00%) per month ("Default Rate"). In the event interest needs to be calculated, it shall be done so on the basis of a year of 360 days and twelve months of 30 days each.

      As security for the payment and performance of the undersigned's Liabilities, the undersigned, on his personal behalf and on behalf of the Borrower has previously executed a Continuing Unconditional Guaranty, Loan And Security Agreement, and Assignment Of Life Insurance Policy As Collateral, as well as any and all other agreements and documents related thereto (the "Financing Loan Documents"). These financing documents shall remain security for the payment of this Third Amended And Restated Promissory Note.

      The undersigned acknowledges and agrees that this Note evidences a loan for a business, commercial, agricultural or similar commercial enterprise purpose, and that all advances made under this Note shall not be used for any personal, family or household purpose.

      The undersigned, any endorsers and accommodation parties hereby waive presentment, demand, notice of dishonor, protest and all other notices whatsoever; and agree that the Lender may in its sole discretion, exercised in good faith (defined below), from time to time, extend or renew any of the Liabilities for any period of time and grant any releases, compromises, extensions, renewals, modifications or indulgences with respect to (i) this Note; (ii) any Liabilities; (iii) any Collateral (defined below); or (iv) any of the undersigned all without notice to or consent of any undersigned, without affecting in any manner the Liabilities of any undersigned to whom the Lender has not expressly in writing granted such a release, compromise, extension, renewal, modification or indulgence. The undersigned hereby waives any and all claims, rights (including rights of set-off) and defenses against the Lender.

      The undersigned shall give prompt written notice to the Lender of the occurrence of any event, condition or act which could become a Default hereunder.

      Upon and after any Default, the Lender may in its sole discretion declare any or all of the Liabilities to be immediately due and payable without notice or demand to the undersigned or any other person and exercise all of its rights and remedies under the Financing Security Documents. In connection with the collection of this Note and in the enforcement or attempted enforcement of the Lender's rights and remedies hereunder, the undersigned shall pay all costs and expenses of the Lender, including all reasonable attorneys', paralegals' opinion witness or professional fees and all other costs of any legal proceedings or appeal, if any, (including the cost to the Lender of using internal counsel, if applicable), replevin bonds, and court costs. The Lender may demand, sue for, collect, or make any compromise, renewal, extension, settlement, release, exchange or take any other action to protect its interests with respect to any of the Liabilities. The foregoing notwithstanding, Lender agrees that the undersigned shall be afforded a thirty (30) day grace period before Lender exercises its rights and remedies against the Collateral if the only event of Default hereunder is the undersigned's failure to pay the unpaid principal balance of this Note on the Maturity Date.


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


      THE UNDERSIGNED ACKNOWLEDGES THAT THIS NOTE IS BEING ACCEPTED BY THE LENDER IN PARTIAL CONSIDERATION OF THE LENDER'S RIGHT TO ENFORCE IN THE STATE OF ILLINOIS AND THE COUNTY OF COOK THE TERMS AND PROVISIONS HEREUNDER; THE UNDERSIGNED CONSENTS TO JURISDICTION IN, AND CONSTRUCTION OF THIS NOTE AND ANY OTHER FINANCING LOAN DOCUMENTS UNDER THE LAWS OF THE STATE OF ILLINOIS AND VENUE IN THE COUNTY OF COOK, STATE OF ILLINOIS FOR SUCH PURPOSES; THE UNDERSIGNED WAIVES ANY AND ALL RIGHTS TO CONTEST JURISDICTION AND VENUE OF THE STATE OF ILLINOIS AND COUNTY OF COOK OVER THE UNDERSIGNED FOR THE PURPOSE OF ENFORCING THIS NOTE; AND THE UNDERSIGNED WAIVES ANY AND ALL RIGHTS TO COMMENCE ANY ACTION, WHETHER BY COMPLAINT, COUNTER COMPLAINT OR CROSS-COMPLAINT OR COUNTERCLAIM WITH RESPECT TO THE LIABILITIES, AGAINST THE LENDER IN ANY JURISDICTION OTHER THAN IN THE STATE OF ILLINOIS AND IN THE COUNTY OF COOK.

      THE UNDERSIGNED WAIVES PERSONAL SERVICE OF ANY AND ALL
PROCESS UPON THE UNDERSIGNED, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY U.S. MAIL OR MESSENGER OR REPUTABLE OVERNIGHT DELIVERY SERVICE DIRECTED TO THE UNDERSIGNED AT THE ADDRESS SET FORTH HEREIN, AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT, DELIVERY, OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE UNDERSIGNED.

      THE UNDERSIGNED WAIVES ALL RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE ARISING BETWEEN THE UNDERSIGNED AND LENDER AT ANY TIME.

      This Note shall be binding upon each of the undersigned and upon the undersigned's respective successor corporation, predecessor corporations, legal representatives, successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.

      The undersigned, on demand from the Lender, shall pay to the Lender all costs and expenses incurred or paid by the Lender for any reason in connection with this Note, the other Financing Security Documents or the Collateral, including but not limited to reasonable attorneys', paralegals', opinion witness or professional fees, and all other costs whatsoever (including the cost to the Lender of using internal counsel, if applicable) for (i) enforcing or attempting to enforce any of the Lender's rights and remedies with respect to the Collateral and the Liabilities; (ii) providing counsel and assistance to the Lender on any matters involving this Note, the other Financing Security Documents or the Collateral, including the preparation of this Note, the other Financing Security Documents and any extensions, renewals, modifications or amendments thereof; and (iii) protecting, selling, leasing, managing, or otherwise disposing of the Collateral and collecting the Liabilities. Until the Lender is fully paid, such costs and expenses shall be added to the Liabilities, secured by the Collateral, be payable on demand and shall bear interest at the highest interest rate applicable under this Note. The undersigned hereby agrees to indemnify, defend and hold the Lender harmless from any and all claims, causes of action, damages, losses and liabilities relating to any act or failure to act by the Lender in any manner with respect to the Liabilities or the Collateral, and from any and all claims, causes of action, losses, and liabilities by, against, between or among the undersigned arising out of or in connection with any of the Liabilities or the Collateral.

      This Note has been delivered in Chicago, Illinois and shall be governed by the laws of the State of Illinois (excluding conflicts of law rules). If any court of competent jurisdiction determines any provision hereunder to be prohibited or invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, or unenforceability without prohibiting, invalidating and rendering unenforceable the remainder of the provisions of this Note. The Lender reserves the right to waive or refrain from waiving any right or remedy under this Note. No delay or omission on the part of the Lender in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note or any other instrument, document, agreement or other writing relating thereto. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion. No waiver shall be deemed to have been made, unless such waiver is in writing and signed by an authorized officer of the Lender. Unless otherwise provided for hereunder, any notice required to be given by the undersigned or the Lender shall be given if deposited in the mail, postage prepaid, and mailed to the respective party at the address shown on this Note, otherwise if the undersigned's address is absent hereunder, then to the address of the undersigned on the records of the Lender. If a notice is so served by mail, the effective date such note is deemed to be given shall be the third (3rd) day following the date of deposit in the U.S. Mail. No change in address of the undersigned or the Lender shall be effective, unless sent in writing to the other party at the address shown on this Note.

      The terms used herein are defined as follows:

     A. "Collateral" means (i) any real or personal property and interests in property of the undersigned in which the Lender now or hereafter has a security interest In or lien on or against as security for payment and performance of the Liabilities; and (ii) any other property and interests of the undersigned in property of every kind or description, whether now owned or existing or hereafter acquired or arising, now or hereafter in the possession, custody or control of, or in transit to the Lender, whether as collateral security for any Liabilities or for any other purpose, including without limitation all cash, deposits, securities, dividends, distributions, chattel paper, instruments, documents and in all accessions and additions thereto, substitutes and replacements therefore, and in all of the products and proceeds thereof.

     B. "Default" means any one or more of the following events, conditions or acts: (i) the undersigned fails to make any timely payment of any amount due hereunder; (ii) the undersigned fails to make any timely payment of any amount due under any other note, instrument, document or agreement which shall cause or permit the holder thereof to cause the obligations of the undersigned to become due prior to maturity;
          (iii) the undersigned fails or neglects to comply with or to perform in accordance with any representation, warranty, covenant, condition or other provision contained hereunder or in any other note, instrument, document or agreement which at any time secures the Lender or is delivered to the Lender at any time in connection with the Liabilities; (iv) the undersigned fails to make any timely payment of any other Liabilities when due; (v) any statement, application or agreement furnished at any time or from time to time to the Lender by the undersigned is false or incorrect in any material respect in light of the circumstances under which it was made; (vi) the undersigned fails to furnish the Lender with additional or periodic financial statements as the Lender may request from time to time; (vii) the insolvency of the undersigned or the inability of the undersigned to pay any of their respective debts as they mature; (viii) any admissions, either verbal or written, by the undersigned or any Guarantor of the inability to pay any of their respective debts as they mature; (ix) the execution of an assignment for the benefit of creditors by the undersigned or any Guarantor or the filing or commencement of any proceedings for relief under the Bankruptcy Code, as may be amended from time to time, or insolvency laws or any laws relating to the relief of debtors, readjustment of any indebtedness, reorganization, composition, extension of debt, or the appointment of a receiver or a trustee for, by or against the undersigned; (x) any judgment, attachment, lien, execution or levy against the undersigned or against the property of the undersigned (exceeding an amount of $50,000.00) which is not promptly paid, discharged, released, bonded, stayed on appeal or otherwise fully satisfied; (xi) a garnishment summons or a writ of attachment is issued against or served upon the Lender for the attachment of any property of the undersigned in the Lender's possession or any indebtedness owing to the undersigned; (r
          (xiv) the cessation of business, dissolution or termination of the undersigned whether by voluntary or involuntary action.

     C. "Good faith" means honesty in fact in the conduct or transaction concerned, as determined on a subjective basis.

     D. "Liabilities" means any and all liabilities, obligations and indebtedness of any of the undersigned to the Lender for payment of any and all amounts due under this Note and any other instruments, documents, or agreements which at any time secure or are delivered in connection with the Liabilities, and for any other liabilities, indebtedness, and obligations of every kind and nature of any of the undersigned to the Lender whether heretofore, now owing or hereafter owing, due or payable, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, whether existing or arising through discount, overdraft, purchase, direct loan, by operation of law, or otherwise, together with reasonable attorneys', paralegals' opinion witness or professional fees and all other costs whatsoever (including the cost to the Lender Of using internal counsel, if applicable) relating to protecting and enforcing the Lender's rights, remedies and security interests hereunder, including advising the Lender, or drafting any documents for the Lender at any time in connection with the Liabilities. Liabilities include all of the liabilities, obligations and indebtedness of any partnership owing now or in the future to the Lender by the partnership, while any of the undersigned may have been or may be a member of such partnership.

     E. "Undersigned" means each maker signing this Note and the word "undersigned" in the singular form shall include the plural form, unless otherwise designated. Each such undersigned shall be jointly and severally obligated hereunder.

     F. This Note and any documents executed and delivered to the Lender pursuant hereto constitute the entire agreement between the parties and may be amended only by a writing signed by an authorized individual on behalf of each party.

     G. This Note may be signed in any number of counterparts with the same effect as if the signature thereto and hereto were upon the same instrument.

      THE UNDERSIGNED HEREBY RATIFIES, REAFFIRMS, ACKNOWLEDGES AND AGREES THAT THE FINANCING LOAN DOCUMENTS, THE NOTES AS AMENDED AND RESTATED REPRESENT VALID, ENFORCEABLE AND COLLECTABLE OBLIGATIONS OF THE UNDERSIGNED, AND THAT THE UNDERSIGNED PERSONALLY HAS NO EXISTING CLAIMS, DEFENSES (PERSONAL OR OTHERWISE) OR RIGHTS OF SET-OFF WHATSOEVER WITH RESPECT TO THE LIABILITIES UNDER THE FINANCING LOAN DOCUMENTS AND THIS NOTE.

      WAIVER AND RELEASE.  IN CONSIDERATION  OF THE LENDER'S  ACCEPTANCE OF THIS
NOTE IN PARTIAL SUBSTITUTION OF THE PRIOR NOTE AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE UNDERSIGNED HEREBY WAIVES, RELEASES AND FOREVER DISCHARGES THE LENDER, ITS PREDECESSORS, PARENT, SUBSIDIARIES, AFFILIATES, AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, SHAREHOLDERS, ATTORNEYS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, AND EACH OF THEM, OF AND FROM ANY ALL CLAIMS, DEMANDS, COUNTERCLAIMS, SET-OFFS, DEFENSES, DEBTS, LIABILITIES, OBLIGATIONS, COSTS, EXPENSES, ACTIONS, CAUSES OF ACTIONS, SUITS AN]) DAMAGES (COLLECTIVELY, "CLAIMS") OF EVERY KIND, NATURE AND DESCRIPTION WHATSOEVER, KNOWN OR UNKNOWN, FORESEEABLE AND UNFORESEEABLE, LIQUIDATED AN]) UNLIQUIDATED, INSURED AND UNINSURED, WHICH THE UNDERSIGNED HERETOFORE, NOW AND FROM TIME TO TIME HEREAFTER OWNS, HOLDS OR HAS BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, ARISING FROM, RELATING TO OR IN CONNECTION WITH THE FINANCING LOAN DOCUMENTS, THIS NOTE OR THE LIABILITIES.

      THE UNDERSIGNED ACKNOWLEDGES AND AFFIRMS THAT THE UNDERSIGNED HAS REVIEWED AND UNDERSTANDS THE TERMS AND PROVISIONS OF THIS NOTE.

      SIGNED AND DELIVERED in Chicago, Illinois, by the undersigned, as of the 9th day of April, 2008.

SAMIR FINANCIAL LLC


 By: _______________________________          Date: April 9, 2008
  Name:     Mohammad Mirza, President


ENSURAPET, INC. (f/k/a VSURANCE, INC.)

By:  _______________________________          Date: April 9, 2008
            W. Russell Smith, II
            540 North Golden Circle
            Santa Ana, California  92780



Approved as to form and content:

SAMIR FINANCIAL LLC


 By: _______________________________          Date: April 9, 2008
            Mohammad Mirza, President


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